ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND RELATED PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE INVESTMENT OFFERED HEREBY. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.

PRELIMINARY TERM SHEET                                              May 22, 2002
----------------------
                          JCP&L TRANSITION FUNDING LLC
                                  $320,000,000
                         TRANSITION BONDS, SERIES 2002-A

            Approximate     Expected                   Expected      Principal
             Principal      Ratings                    Weighted       Payment        Expected           Legal
Offered       Amount       (Moody's/      Fixed/       Average        Window           Final            Final
Classes    ($ Millions)    S&P/Fitch)    Floating    Life (years)    (months)        Maturity          Maturity
-------------------------------------------------------------------------------------------------------------------
  A-1         [$89.5]     Aaa/AAA/AAA     Fixed         [3.0]           [9-66]   [December 2007]   [December 2009]
-------------------------------------------------------------------------------------------------------------------
  A-2         [$52.5]     Aaa/AAA/AAA     Fixed         [7.0]          [66-99]   [September 2010]  [September 2012]
-------------------------------------------------------------------------------------------------------------------
  A-3         [$76.7]     Aaa/AAA/AAA     Fixed        [10.0]         [99-138]   [December 2013]   [December 2015]
-------------------------------------------------------------------------------------------------------------------
  A-4        [$101.3]     Aaa/AAA/AAA     Fixed        [13.4]        [138-180]   [June 2017]       [June 2019]
-------------------------------------------------------------------------------------------------------------------

KEY FEATURES:                                             TIMELINE:
-------------                                             ---------
LEAD MANAGER:                                             CLOSING:
Goldman, Sachs & Co.                                      Expected June 2002

CO-MANAGERS:                                              PAYMENT DATES:
Morgan Stanley, Salomon Smith Barney                      Each March 5, June 5, September 5 and December 5,
                                                          commencing March 5, 2003
ISSUER:
JCP&L Transition Funding LLC                              INTEREST ACCRUAL:
                                                          Interest will accrue on a 30/360 basis
SERVICER:
Jersey Central Power & Light Company ("JCP&L")
                                                          CONTACTS:
SELLER:                                                   ---------
JCP&L
                                                          Syndicate
TYPE OF OFFERING:                                         ---------
SEC-Registered
                                                          Dan Sparks
INDENTURE TRUSTEE:                                        (212) 902-2858

The Bank of New York                                      Scott Wisenbaker
                                                          Bunty Bohra
ERISA ELIGIBLE:                                           (212) 902-2858
Yes                                                       (212) 902-2858

COLLATERAL:                                               Finance
                                                          -------
Primarily bondable transition property, which includes
the irrevocable right to charge, collect and receive,     Curtis Probst
and be paid from collections of, transition bond          (212) 902-6595
charges ("TBCs") payable by essentially all electric
customers, except a single customer with an               Linda Kang
experimental tariff. The bondable transition property     (212) 902-9636
was established by a financing order issued by the
New Jersey Board of Public Utilities ("BPU") on           Darryl Herrick
February 6, 2002 which is final and non-appealable.       (212) 902-9305


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing limitation of any kind.


                                   - Page 1 -

TAX TREATMENT:                                            Research
                                                          --------
U.S. Holders must include all interest payments,
other than payments of OID, in gross income under         Kyle Nagel
their normal method of tax  accounting. If any series     (212) 902-1730
or class of transition bonds is issued  with OID,
prospective holders will be so informed in the
related prospectus supplement.

STRUCTURE:
Sequential Pay

MINIMUM DENOMINATION:
$1,000, except for one transition bond of each class which may be of a smaller denomination.

DELIVERY:
DTC

CLEAN-UP CALL:
5% clean-up call


                                   - Page 2 -

DESCRIPTION OF THE BONDS
------------------------

OFFERED BONDS:             | | $320,000,000 of bonds, consisting of 4 classes,
                               issued by JCP&L Transition Funding LLC, a
                               Delaware limited liability company

TRANSACTION PARTIES:       | | For a summary of the Transaction Parties and
                               their relationships, see Exhibit A hereto

COLLATERAL:                | | Primarily bondable transition property, which
                               includes the irrevocable right to charge, collect and receive, and be paid from the collections of, the TBC payable by essentially all electric customers, except a single customer with an experimental tariff

CREDIT ENHANCEMENT:        | | True-ups effected through filings made with the
                               BPU provide adjustments to the TBCs
                               -- At least annually; but
                               -- Not more frequently than quarterly, except
                                  that monthly filings are permitted in the last year before expected maturity of the transition bonds and continuing until their legal final maturity

                           | | Capital subaccount (0.50% of initial principal
                               balance funded on the issuance date)

                           | | Overcollateralization subaccount (0.50% of
                               initial principal balance funded ratably over
                               time)

                           | | Reserve subaccount, which will hold any excess
                               TBC collections

STATE PLEDGE:              The State of New Jersey has pledged, among other
                           things, that it will not take or permit any action that would impair the value of bondable transition property, except as contemplated by the periodic adjustments to the TBC discussed above. No voter initiative or referendum process currently exists in New Jersey

PRINCIPAL PAYMENTS:        Principal will be paid sequentially. No class will
                           receive principal payments until all classes of a higher payment priority have been paid in full unless there is an acceleration of the series 2002-A transition bonds following an event of default in which case principal will be paid to all classes on a pro rata basis

PAYMENT PRIORITY:          The indenture trustee will pay all amounts on deposit
                           in the collection account and all investment earnings thereon, other than investment earnings on amounts held in the capital subaccount, generally in the order of priority set forth in Exhibit B hereto

AVERAGE LIFE PROFILE:      Principal cannot be repaid earlier than expected
                           (except for 5% clean-up call applicable to Class A-4) unless the bonds are accelerated; any excess collections will be held in the reserve subaccount.
                           The true-up mechanism is intended to provide, among other things, for the recovery of amounts sufficient to repay principal according to expected amortization schedule

TRANSITION BOND CHARGES:   Calculated to (a) generate TBC collections sufficient
                           to pay expenses, interest and principal according to expected amortization schedule and fund or replenish the capital and overcollateralization subaccounts to required levels and (b) reflect revised assumptions of electricity usage, write-offs and delinquencies

                           For summary historical information regarding JCP&L's electric sales and revenues and customers, see Table 1 attached hereto


                                   - Page 3 -

--------------------------------------------------------------------------------
                             Parties to Transaction                    Exhibit A
--------------------------------------------------------------------------------

The following diagram represents a general summary of the parties to the transactions underlying the offering of the transition bonds, their roles and their various relationships to the other parties:


                               [GRAPHIC OMITTED]


                                   - Page 4 -

--------------------------------------------------------------------------------
                          Allocations and Distributions                Exhibit B
--------------------------------------------------------------------------------

A general summary of the flow of collected transition bond charges appears in the diagram below:


                               [GRAPHIC OMITTED]


                                   - Page 5 -

                                     TABLE 1
            HISTORICAL JCP&L ELECTRIC SALES, RETAIL ELECTRIC REVENUES
                         AND RETAIL CUSTOMER STATISTICS/1/


Retail Electric Sales (GWh):           1997         1998         1999         2000         2001        2002 Q1
----------------------------           ----         ----         ----         ----         ----        -------
Residential                             7,256        7,552        7,978        8,087        8,403        2,079
Commercial                              6,975        7,259        7,625        7,706        8,183        1,970
Industrial                              3,536        3,474        3,289        3,307        3,165          712
Other                                      79           81           81           82           82           21
                                    ---------    ---------    ---------    ---------    ---------      -------
Total                                  17,845       18,366       18,972       19,182       19,833        4,781


Billed Retail Electric Revenues
($000):                                1997         1998         1999         2000         2001        2002 Q1
-------------------------------        ----         ----         ----         ----         ----        -------
Residential                          $905,063     $892,922     $924,519     $886,602     $919,206     $210,758
Commercial                            796,755      779,878      797,922      712,415      779,025      189,898
Industrial                            313,000      288,241      272,055      232,933      242,894       56,742
Other                                  21,544       20,671       20,331       19,367       18,900        4,677
                                    ---------    ---------    ---------    ---------    ---------      -------
Total                               2,036,362    1,981,712    2,014,827    1,851,317    1,960,025      462,075


Average Retail Electric
Customers:                             1997         1998         1999         2000         2001        2002 Q1
-----------------------                ----         ----         ----         ----         ----        -------
Residential                           854,243      866,787      879,060      891,173      904,390      913,070
Commercial                            103,074      105,158      106,482      106,474      109,001      110,899
Industrial                              3,083        3,036        3,001        2,879        2,811        2,799
Other                                   1,605        1,623        1,643        1,594        1,510        1,465
                                    ---------    ---------    ---------    ---------    ---------      -------
Total                                 962,005      976,604      990,186    1,002,120    1,017,712    1,028,213

----------
/1/  Numbers may not total due to rounding


                                   - Page 6 -